CONSULTING AGREEMENT

THIS AGREEMENT, is made to be effective as of the 24th day of November 2004, by and between SUPERDIRECTORIES, INC., a Delaware corporation (the "Company") and FRANK G. WRIGHT ("Consultant").

WITNESSETH:

WHEREAS, the Company is a private company that is developing a comprehensive directory for the internet;

WHEREAS, the Company desires to have its common stock ("Common Stock") registered under the Securities Exchange Act of 1934 as amended (the "Exchange Act"); and

WHEREAS, the Company desires to retain Consultant as a consultant to the Company in connection with the registration of its Common Stock under the Exchange Act and related matters, and Consultant is willing to be retained by the Company, each upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and intending to be legally bound, the parties do hereby agree as follows:

ARTICLE I
DUTIES AND COMPENSATION

§1.1. *Services*. The Company hereby retains Consultant as a consultant to the Company to perform the following consulting and advisory services upon the term and condition set forth in this Agreement: Consultant will provide consulting services to the Company related to the registration of the Company's Common Stock under the Exchange Act, application to have such shares of Common Stock quoted on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board, and such other related business consulting services as the Company may reasonably request, provided that the Consultant shall not in any case provide any services which would render him ineligible to receive Common Stock of the Company registered on a Form S-8 Registration Statement (or any successor form) under the Securities Act of 1933, as amended (the "1933 Act"), as provided in Section 1.2 hereof. The Consultant is hereby authorized and requested to consult closely with and coordinate the efforts of the Company's legal counsel and certified public accountants in connection with the registration of the Company's Common Stock under the Exchange Act and related matters.

§1.2. *Compensation*. The Company shall pay Consultant the following compensation for services rendered: $90,000 in cash, of which $30,000 has already been paid and the remaining $60,000 shall be payable as follows: $30,000 shall be payable thirty days after the execution of this Agreement and the remaining $30,000 shall be payable sixty days thereafter. In addition, the Company shall, concurrent with the execution of this Agreement, grant Consultant an option to purchase that number of shares of Common Stock of the Company equal to 4.75% of the issued and outstanding Common Stock of the Company determined on a fully diluted basis (including giving effect to the option contemplated hereby). The option shall be in the form of

Exhibit A to this Agreement. The option shall vest in three equal installments as follows: 1/3 shall vest upon the signing of this Agreement; 1/3 shall vest upon the filing with the Securities and Exchange Commission ("SEC") of the Form 10SB Registration Statement in connection with the registration of the Company's Common Stock under the Exchange Act; and the remaining 1/3 shall vest upon the effectiveness of the Form 10SB Registration Statement. The shares issueable under the option shall be registered, at the Company's expense, on a Form S-8 Registration Statement (or any successor form) within 30 days of the effectiveness of the Form 10SB Registration Statement. The exercise price of the option shall be $.01 per share and the option shall permit a "cashless exercise". The option shall expire 5 years after grant.

§1.3. *Reimbursement of Business Expenses*. Consultant shall be reimbursed for all reasonable and customary out of pocket business expenses which Consultant incurs in the course of providing services to the Company and which are pre-approved by the Company. Consultant shall account to the Company, in such detail and in such manner as the Company may require, for all expenses for which Consultant seeks reimbursement.

§1.4. *Term and Termination*. This Agreement shall have a term of one hundred twenty (120) days, subject to this Section 1.4. Either party may terminate this Agreement only in the event that there is a material breach of this Agreement by the other party which is not cured after written notice to the breaching party and a reasonable opportunity to cure.

ARTICLE II
PROPRIETARY INFORMATION

§2.1 *Nondisclosure of Proprietary Information.*

(a) Proprietary Information. For purposes of this Agreement, the term "Proprietary Information" shall mean all knowledge and information which Consultant has acquired or may acquire as a result of, or related to, or arising from its relationship with the Company concerning the Company's business, finances, operations, marketing plans and marketing strategies, research and development activities, software designs and specifications, products, services, trade secrets, and cost and pricing policies. Notwithstanding the foregoing sentence, such Proprietary Information does not include (i) information which is or becomes publicly available or is a matter for the public domain (except as may be disclosed by Consultant in violation of this Agreement); (ii) information acquired by Consultant from a source other than the Company or any of its employees, which source legally acquired such information directly from the Company without any obligation of nondisclosure; or (iii) information known to Consultant prior to the date hereof.

(b) Nondisclosure Obligation. Consultant agrees that it will not at any time, either during or after the term or any termination of this Agreement, without the prior written consent of the Company, divulge or disclose to anyone outside the Company, or appropriate for its own use or the use of any third party, any such Proprietary Information, and will not during its engagement by the Company hereunder , or at any time thereafter, disclose or use, or attempt to use, any such Proprietary Information for its own benefit, or the benefit of any third party, or in any manner which may injure or cause loss, or may be calculated to injure or cause loss, to the Company.

(c) Return of Materials. Upon the termination of this Agreement (without regard to the circumstances giving rise to termination), Consultant shall promptly deliver to the Company all correspondence, drawings, blueprints, manuals, letters, notes, notebooks, reports, flow-charts, programs, proposals, any computer files containing any of the foregoing, and any and all other documents or materials containing or constituting Proprietary Information.

ARTICLE III
EXCULPATION AND INDEMNIFICATION

§3.1 *Exculpation.* The Consultant shall not be liable to the Company or to any successor or assignee thereof, except for acts or omissions constituting bad faith, willful misconduct, gross negligence or reckless disregard of his duties hereunder.

The Consultant shall not be liable for any action or inaction of any subcontractors, accountants, consultants, brokers, dealers, independent agents, or third parties engaged by the Consultant in accordance with this Agreement, except by reason of the Consultant's bad faith, willful misconduct, gross negligence or reckless disregard of its duties in the selection or retention of such persons.

The Company hereby agrees to indemnify, hold harmless and defend (with counsel satisfactory to the Consultant) Consultant from and against any and all losses, claims, damages, liabilities, judgments, costs, and expenses (including, without limitation, settlement costs and legal or other expenses for investigating or defending any action or threatened action) based on, or arising out of, directly or indirectly, the performance by Consultant of its duties under this Agreement, except to the extent caused by Consultant's bad faith, gross negligence or willful misconduct.

ARTICLE IV
MISCELLANEOUS

§4.1. *Independent Contractors*. This Agreement does not give rise to a partnership, agency or other relationship between the parties and shall not be interpreted as doing so for any purpose whatsoever. All activities by Consultant under the terms of this Agreement shall be carried on by Consultant as an independent contractor and not as an agent, partner or employee of the Company.

§4.2. *No Prior Agreements*. Consultant represents and warrants that Consultant is not a party to or otherwise subject to or bound by the terms of any contract, agreement or understanding which in any manner would limit or otherwise affect Consultant's ability to perform Consultant's duties under this Agreement. Consultant further represents and warrants that Consultant's services to the Company will not require Consultant to disclose or use any confidential information belonging to prior employers or other persons or entities.

§4.3. *Remedies*. In the event of a breach by Consultant of the terms of Article II of this Agreement, the Company shall be entitled, if it shall so elect, to institute legal proceedings to obtain damages for any such breach, or to enforce the specific performance of this Agreement by

Consultant and to enjoin Consultant from any further violation of this Agreement and to exercise such remedies individually or collectively and together with all other rights and remedies provided by law. Consultant understands and agrees, however, that the remedies at law for any such breach may be inadequate and that the Company shall be entitled to injunctive relief against Consultant in the event of any such breach.

§4.4. *Entire Agreement.* This Agreement represents the entire agreement of the parties and may be amended only by a writing signed by each of them.

§4.5. *Survival.* The provisions of Section 1.2 and Articles II and III shall survive the termination of this Agreement.

§4.6. *Governing Law/Choice of Venue.* This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law provisions thereof. All disputes arising from or relating to this Agreement shall be within the exclusive jurisdiction of the state and federal courts located within the Commonwealth of Massachusetts and the parties hereby consent to such exclusive jurisdiction and venue therein. The prevailing party in any litigation arising under this Agreement shall be entitled to recover all reasonable fees and expenses of such litigation (including reasonable attorneys' fees).

§4.7. *Agreement Binding.* The obligations of the Company under this Agreement shall continue after the termination of this Agreement for any reason, with or without cause, and shall be binding on Company's successors and assigns and shall inure to the benefit of the Consultant and his heirs, executors, legal representatives and assigns.

§4.8. *Counterparts, Section Headings.* This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The section headings of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SUPERDIRECTORIES, INC.

By:________________________________
Luke Lalonde, CEO

____
FRANK G. WRIGHT

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EXHIBIT A

SUPERDIRECTORIES, INC.

STOCK OPTION AGREEMENT
(FRANK G. WRIGHT)

Non-qualified Stock Option Agreement (the "Option") made effective as of the 24th day of November, 2004 between SuperDirectories, Inc., a Delaware corporation (the "Corporation"), and Frank G. Wright, a consultant of the Corporation (the "Recipient").

W I T N E S S E T H:

WHEREAS, the Corporation and the Recipient have, as of the date hereof, entered into an agreement whereby the Corporation has engaged the Recipient to provide certain consulting services to the Corporation, and in consideration therefore, the Corporation has agreed, among other things, to issue the Recipient the option contemplated hereby; and

WHEREAS, the Corporation and the Recipient desire to enter into an agreement whereby the Corporation will grant the Recipient an option to purchase shares of the Common Stock, $0.01 par value, of the Corporation (the "Stock").

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Recipient agree as follows:

1. Grant of Option; Consulting Services.

Pursuant to the terms and conditions of this Option, the Corporation hereby grants to the Recipient an option to purchase, as provided in Section 3 hereof, all or any part of a total of 7,605,000 shares of Stock (the "Option Shares"), which the Corporation represents is equal to 4.738% of the total outstanding Stock, determined on a fully diluted basis, including giving effect to the issuance of all of the Option shares.

2. Purchase Price.

The price at which the Option Shares may be purchased shall be $0.01per share (the "Option Exercise Price"). This price is not less than the par value of the Stock.

3. Exercise of Option.

Subject to the provisions of Section 4, the purchase rights with respect to the Option Shares shall be exercisable as follows: one-third (1/3) shall be immediately exercisable; one-third (1/3) shall be exercisable upon the Corporation's filing with the Securities and Exchange Commission ("SEC") of a Registration Statement on Form 10SB ("Form 10") with respect to the registration of the Stock under the Securities Exchange Act of 1934, as amended ("Exchange Act"); and the remaining one-third (1/3) shall be exercisable upon the effectiveness of the Form 10 as provided under applicable law.

Notwithstanding any provision of this Option to the contrary, in no event may this Option be exercised after five (5) years from the date of this Option (the "Expiration Date").

4. Transferability; Persons Able to Exercise.

The Option may be transferred, in whole or in part, without the consent of any party hereto. In the event this Option is transferred, the Recipient shall provide written notice to the Company. If the Recipient dies, this Option may be exercised by his executors, administrators, legatees or distributees; provided that such person or persons comply with the provisions of this Option applicable to the Recipient.

5. Method of Exercising Option.

The Option may be exercised, in whole or in part, by written notice to the Corporation, containing an executed Notice of Exercise in the form of Attachment A, provided that the Corporation, in its discretion, may modify or augment these requirements as provided in Section 8 of this Option, or where appropriate because a person other than the Recipient is exercising the Option pursuant to Section 4. The written notice specified in this Section must be accompanied by payment of the Option Exercise Price for the shares being purchased. Payment may, at the option of the Recipient, be made in cash, or with shares of Stock issuable upon exercise of this Option, which shares of Stock shall be valued at the Fair Market Value (defined below) of the Stock on the date of exercise (a "cashless exercise"). In the event of a cashless exercise, the number of shares of Stock issuable to the Recipient shall be determined using the following formula:

$$X = Y((A-B)/A)$$

WHERE: X = the number of shares to be issued to the Recipient
Y = the number of shares purchasable under the Option (or portion of the Option) surrendered
A = the Fair Market Value of the Stock on the date of exercise; and
B = the then current exercise price of the Option.

For purposes hereof, the "Fair Market Value" of the Stock shall mean the last reported sale price per share of Stock, as reported on the OTC Bulletin Board, or in the event the Stock is listed on a national securities exchange, or on the Nasdaq Stock Market (or any successor stock market), the closing price of the Stock on such exchange or stock market, for the day on which the notice of exercise is sent or delivered or, in the event sales of the Stock are not reported on the OTC Bulletin Board and the Stock is not listed on a national securities exchange or on the Nasdaq Stock Market (or any successor stock market), the Fair Market Value per share as determined by the Board of Directors of the Company in good faith. As soon as practical after receipt of this notice and payment, the Corporation shall deliver a certificate or certificates representing the purchased shares registered in the name of the person or persons exercising this Option. In the event this Option is exercised by any person other than the Recipient, the notice shall be accompanied by appropriate proof of the right of such person to exercise this Option. All shares purchased upon the exercise of this Option and payment of the full Option Exercise Price will be fully paid and non-assessable.

6. Stock Adjustments.

If there shall be any change in the Stock through merger, consolidation, reorganization, recapitalization, or other change in the corporate structure of the Corporation, appropriate adjustments in the Option Exercise Price and total number and kind of shares subject to this Option shall be made by the Corporation as provided in the Plan.

7. No Rights Other Than Those Expressly Created.

Neither this Option nor any action taken hereunder shall be construed as (i) giving the Recipient any right to be retained in the employ of, or continue to be affiliated with, the Corporation, (ii) giving the Recipient any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Recipient and the Corporation. As to any claim for any unpaid amounts under this Option, any person having a claim for payments shall be an unsecured creditor. The Recipient shall not have any of the rights of a stockholder with respect to any Option Shares until such time as this Option has been exercised and Option Shares have been issued.

8. Compliance with Laws.

(a) Securities Law Compliance. Upon exercise (or partial exercise) of this Option, the Recipient shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Option Shares in compliance with the provisions of applicable federal or state securities laws.

(b) General. No Option Shares shall be issued upon exercise of this Option unless and until the Corporation is reasonably satisfied that there has been compliance with all legal requirements applicable to the issuance of such Option Shares.

9. Miscellaneous.

(a) Reservation of Shares. During the term of this Option, the Corporation shall at all times reserve and keep available shares of Stock sufficient to satisfy the requirements of this Option.

(b) Amendment. This Option may only be modified or amended by a writing signed by both parties.

(c) Notices. Any notices required to be given under this Option shall be sufficient if in writing and if hand-delivered or if sent by first class mail and addressed as follows:

If to the Corporation:

SuperDirectories, Inc.
5337 Route 374
Merrill, NY 12955
Attn: Luke Lalonde, CEO

If to the Recipient:

Frank G. Wright
44 Philips Farm Rd.
Marshfield, MA 02050

or to such other address as either party may designate under the provisions hereof.

(d) Successors and Assigns. The rights and obligations of the Corporation under this Option shall inure to the benefit of and be binding upon the successors and assigns of the Corporation.

(e) Applicable Law/Choice of Venue. All rights and obligations under this Option shall be governed by the laws of the Commonwealth of Massachusetts, without regard to the choice of law provisions thereof. All disputes arising from or relating to this Option Agreement shall be within the exclusive jurisdiction of the state and federal courts located within the Commonwealth of Massachusetts and the parties hereby consent to such exclusive jurisdiction and venue therein. The prevailing party in any litigation arising under this Option Agreement shall be entitled to recover all reasonable fees and expenses of such litigation (including reasonable attorneys' fees).

(f) Paragraph Headings. The paragraph headings used in this Option are for convenience or reference, and are not to be construed as part of this Option.

IN WITNESS WHEREOF, the parties have executed this Option as an instrument under seal effective as of the date written on the first page of this Option.

SUPERDIRECTORIES, INC.

By: EXHIBIT A – DO NOT SIGN
Luke Lalonde, CEO
Duly authorized

EXHIBIT A – DO NOT SIGN
Frank G. Wright

ATTACHMENT A

NOTICE OF EXERCISE

[Date]

SuperDirectories, Inc.
5337 Route 324
Merrill, NY 12955

Attention: Treasurer

Gentlemen:

Pursuant to our Stock Option Agreement dated as of ___________, I hereby elect to exercise this Option to the extent indicated:

Number of Shares Which I Elect to Purchase		Per Share Price		Total Price
________	x	________	=	_____

Enclosed with this letter is full payment of the total price of the shares described above in the following form:

(1) a check in the amount of $______ payable to the order of the Corporation; and/or

(2) shares of Stock of the Corporation properly endorsed and having a fair market value equal to $_______.

(3) no payment enclosed (payment made by cashless exercise)

Kindly issue a certificate or certificates to me representing the shares which I am acquiring by this exercise, and deliver it to the following address:

____
____
____
____

Very truly yours,

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